SZERZŐDÉS KÖVETELÉS ENGEDMÉNYEZÉSÉRE ÉS VÉTELI JOG GYAKORLÁSÁRA

ASSIGNMENT CONTRACT

amely létrejött egyrészről a

Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság (székhely: 1095 Budapest, Lechner Ödön fasor 9.; cégjegyzékszám: 01-10-041043; cégjegyzéket vezető bíróság: Fővárosi Törvényszék Cégbírósága; statisztikai számjele: 10195664-6419-114-01; adószáma: 10195664-4-44; képviseli: Gergics Márk és Kozéki Zoltán) mint engedményező (a továbbiakban: **Engedményező**)

másrészről a

Kenderesh Endeavors Corp (székhelye: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; cégjegyzékszáma: BC0936028; képviseli: Robert Abenante) mint engedményes (a továbbiakban: **Engedményes**)

a továbbiakban együtt: **Felek** között, az alulírott helyen, az alábbi feltételekkel.

concluded by and between

Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság (seat: 1095 Budapest, Lechner Ödön fasor 9.; reg.number: 01-10-041043; Statistical number: 10195664-6419-114-01; tax no.: 10195664-4-44; repr.by: Gergics Márk and Kozéki Zoltán) as the assignor (hereinafter referred to as: **Assignor**) on the one hand

Kenderesh Endeavors Corp (seat: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; reg.no: BC0936028; repr.by: Robert Abenante) as the assignee (hereinafter referred to as: **Assignee**) on the other hand

hereinafter collevtively referred to as the **Parties,** on the date and in the place written bellow, and subject to the terms and conditions set forth below

I. ELŐZMÉNYEK

1.1.
Felek rögzítik, hogy az Engedményező mint hitelező és a **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (székhelye: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-09-010276; statisztikai számjele: 13821751-3511-113-01; adószáma: 13821751-2-16) mint hitelfelvevő (a továbbiakban: **Kötelezett**) között 2007. május 03. napján HUF 867.000.000 Határidős Hitelkeretre, HUF 105.000.000 ÁFA Hitelkeretre, és HUF 25.000.000 Rulírozó Hitelkeretre vonatkozó – közjegyzői okiratba foglalt – „Hitelkeretszerződés" jött létre, amelyet első alkalommal 2007. december 28-án, második alkalommal 2009. április 29-én, harmadik alkalommal 2010. április 27. napján módosítottak (a továbbiakban: **Hitelkeret Szerződés**). A Hitelkeret Szerződésben használt fogalmak irányadóak a jelen szerződésre is, amennyiben azokat a jelen szerződés másképp nem határozza meg.

I. PREAMBLE

1.1.
Parties hereby acknowledge that the Assignor as creditor and the **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (seat: 5340 Kunhegyes, Szabadság tér 9-10.; reg. number: 16-09-010276; statistical number: 13821751-3511-113-01; tax number: 13821751-2-16) as debtor (hereinafter referred to as **Debtor**) have entered into a notarized loan facility agreement (hereinafter referred to as: **Loan facility agreement**) on May 3, 2007 in which the Assignor has granted to the Debtor a deadline loan facility in the amount of HUF 867.000.000, a loan facility in the amount of HUF 105.000.000, and a revolving loan in the amount of HUF 25.000.000. The Loan facility agreement had been modified on February 28, 2007, on April 29, 2009, and on April 27, 2010. Terms not defined otherwise herein shall have the meanings ascribed to them in the Loan facility agreement.

1.2.
A Hitelkeret Szerződés mellett az Engedményező és a Kötelezett közötti jogviszonyban további okiratok jöttek létre. A Hitelkeret Szerződés 1.1 pontja (Fogalmak) alapján a Finanszírozási Okiratok az alábbiak:

(a) a Hitelkeret Szerződés;
(b) a Projektszámlákra vonatkozó bármely bankszámlaszerződés;
(c) bármely Biztosítéki Szerződés;
(d) a Hedging Megállapodás;
(e) a Pénzügyi Modell;
(f) a Tulajdonosi Kötelezettségvállalási Nyilatkozat; és
(g) bármely más, az (a)-(f) bekezdésekben nem említett egyéb dokumentum, amelyet a Hitelező ilyennek minősít.

1.3.
A fenti Biztosítéki Szerződések – az Engedményezőnek vagy bármely jogutódjának a Finanszírozási Okiratok alapján a Kötelezettel szemben fennálló bármely követelése biztosítására – az Engedményező, a Kötelezett és a Kötelezett tulajdonosai (az esettől függően) között létrejött, közokiratba foglalt alábbi szerződések:

1.3.1. ingatlan jelzálogjog szerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki ingatlan jelzálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Kenderes külterület 0308/2 helyrajzi számú ingatlanon (a továbbiakban: **Ingatlan Jelzálogszerződés**);
1.3.2. ingó jelzálogjog szerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki ingó jelzálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Projekttel kapcsolatos gépeken és berendezéseken (a továbbiakban: **Ingó Jelzálogszerződés**);
1.3.3. vagyont terhelő zálogszerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki vagyont terhelő zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára valamennyi jelenbeli és jövőbeli, ingó jelzálogjoggal nem terhelt eszközén és vagyontárgyán (a továbbiakban: **Vagyont Terhelő Jelzálogszerződés**);
1.3.4. engedményezési szerződés, amelyben a Kötelezett mint hitelfelvevő és a Fővállalkozó az Engedményezőre mint hitelezőre és mint hedging bankra

1.2.
Other documents as Loan Documents executed by the Assignor and Debtor in compliance with Section 1.1. of the Loan facility agreement (Defintions) are the following :

(a) Loan facility agreement;
(b) bank account contracts;
(c) Collaterals/Security instruments;
(d) Hedging agreement;
(e) Financial model;
(f) Owner's Covenants;
(g) any other documents deemed as Loan Document by the creditor

1.3.
Collaterals/Security instruments executed by and between the Assignor, Debtor, and the Owner's of the Debtor securing the payment of the loans and the performance of all of the obligations of the Debtor under the Loan documents are the following:

1.3.1. mortgage contract on real property, which grants a blanket type first ranking mortgage to the Assignor on the real property of the Debtor registered at topographical No. 0308/2, phisically located at Kenderes (hereinafter referred to as **Mortgage contract on Real property**)
1.3.2. mortgage contract on properties, which grants a blanket type first ranking mortgage to the Assignor on the properties of the Debtor (hereinafter referred to as **Mortgage contract on Properties**)
1.3.3. floating charge mortgage contract, which grants a blanket type first ranking mortgage to the Assignor on all asstes of the Debtor (hereinafter referred to as **Floating charge mortgage contract**)
1.3.4. Assignment of all income claims and insurances, and tax refund to the Assignor arising from the Project Contracts concluded by and between the Debtor and

engedményezi a Projekt Szerződésekből származó követeléseket, bevételeket (ideértve a Biztosításokból származó bevételeket is) és az ÁFA Visszatérítést (a továbbiakban: **Engedményezési Szerződés**);

1.3.5. jogon és követelésen alapított zálogszerződés, amelyben a Kötelezett mint hitelfelvevő és a Fővállalkozó első rangsorbeli zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Projekttel kapcsolatos vagyoni jellegű jogokon (ideértve a Földhasználati Jogot is) és a Projekt Szerződésekből származó követeléseken, bevételeken (ideértve a Biztosításokból származó bevételeket is) és az ÁFA Visszatérítésen (a továbbiakban: **Jogon és Követelésen Alapított Zálogszerződés**);

1.3.6. bankszámlákon alapított zálogszerződés, amelyben a Kötelezett mint hitelfelvevő első rangsorbeli zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára valamennyi Projekt Számlán (a továbbiakban: **Bankszámlákon Alapított Zálogszerződés**);

1.3.7. üzletrészen alapított zálogszerződés, amelyben a Kötelezett tulajdonosai (a továbbiakban: **Tulajdonosok**) első ranghelyi keretbiztosítéki jelzálogjogot alapítanak a Kötelezett társaságban fennálló – a Kötelezett társaság jegyzett tőkéjének 100%-át megtestesítő – üzletrészeiken (a továbbiakban: **Üzletrészek**) az Engedményező mint hitelező és mint hedging bank javára (a továbbiakban: **Üzletrészen Alapított Zálogszerződés**);

1.3.8. az Üzletrészeken vételi jogot alapító szerződés, amelyben a Tulajdonosok vételi jogot alapítanak az Engedményező mint hitelező és mint hedging bank javára (a továbbiakban: **Üzletrészen Vételi Jogot Alapító Szerződés**).

1.4.
A Kötelezett a Hitelkeret Szerződés alapján előírt fizetési kötelezettségével késedelembe esett, mely késedelem a Hitelkeret Szerződés 18.7 pontja alapján szerződésszegésnek minősül. Engedményező 2012. március 26. napján kelt levelével felszólította Kötelezettet fizetési kötelezettsége teljesítésére.

Engedményesnek a Hitelkeret Szerződésből eredően jelen szerződés aláírásának napján összesen 3.390.598,-EUR tőke és járulékai lejárt és

General contractor (hereinafter referred to as: **Assignment contract**)

1.3.5. mortgage contract on rights and obligations, executed by the Debtor and General contractor, which grants a blanket type first ranking mortgage to the Assignor on all rights and obligations (including: land use rights) in reliance with the Project, and on all income claims and insurances, and tax refund arising from the Project Contracts (hereinafter referred to as **Mortgage contract on Rights and obligations**)

1.3.6. mortgage contract on bank accounts, which grants a blanket type first ranking mortgage to the Assignor on the Project bank accounts (hereinafter referred to as **Mortgage contract on bank accounts**)

1.3.7. mortgage contract on quotas, executed by the Owners, which grants a blanket type first ranking mortgage to the Assignor on the 100 % quotas of the Owners (hereinafter referred to as: **Quotas**) in the Debtor company (hereinafter referred to as **Mortgage contract on quotas**)

1.3.8. right of purchase, executed by the Owners, which grants right of purchase to the Assignor on the Quotas (hereinafter referred to as: **Contract for granting Right to purchase on quotas**

1.4.
As the Debtor has failed to fulfil its payment obligation in compliance with the Loan facility agreement, the Debtor is in breach of his obligation under section 18.7 thereof. Assignor on March 26, 2012 has mailed a demand letter to the Debtor

Assignor has a claim, set forth in section 2.1. hereof, against the Debtor in the amount of EUR 3.390.598 based on the overdue, and undue

nem lejárt tartozásokon alapuló, a jelen szerződés 2.1. pontjában meghatározott Követelése áll fenn a Kötelezettel szemben.

debts of the Debtor arising from the Loan facility contract.

1.5.
A jelen szerződés 2.1. pontjában meghatározott Követelésre Engedményes 2012. február 15. napján írásban vételi ajánlatot tett.

1.5.
The Assignee on February 15, 2012 made an offer to purchase the claim.

1.6.
Felek megállapítják, és Engedményező kijelenti, hogy – kifejezetten a jelen szerződés előkészítése érdekében, a Hitelkeret Szerződés 24.3 pontjában foglaltak betartásával – előzetesen az Engedményes rendelkezésére bocsátotta a Hitelkeret Szerződést, a Hitelkeret Szerződéshez kapcsolódó dokumentumokat, valamint a rendelkezésre álló egyéb, a jelen szerződés tárgyát képező Követelésre vonatkozó dokumentumokat. Az átadott dokumentumokról készült iratjegyzék a jelen szerződés **1. sz. melléklet**ét képezi.

1.6.
Parties hereby acknowledge, that Assignor, for the purpouse of making the present contract in compliance with section 24.3 of the Loan facility agreement, previously made available the Loan facility agreement, and other documents as Loan Documents executed by the Assignor and Debtor. The list of documents form a part hereof as **Appendix 1**.

Engedményező kijelenti, hogy a jelen szerződés tárgyát képező Követeléssel kapcsolatosan teljes körű tájékoztatást adott, valamint valamennyi rendelkezésére álló dokumentumot átadott Engedményesnek.

The Assignor declares, that he has informed Assignee fully in connection with the Claim, and made all of the documents being in his possession available to the Assignee.

Engedményes kijelenti, hogy részletesen megismerte a Követelés, valamint biztosítékai keletkezésének, eddigi kezelésének körülményeit. Engedményes kijelenti, hogy titoktartási nyilatkozat terhe mellett Engedményező biztosította számára, hogy a Követelést és biztosítékait megismerhesse és az azzal összefüggő dokumentációt áttanulmányozhassa. Kijelenti, hogy a követelés és a biztosítékok közgazdasági és jogi státusa ismert előtte, annak érvényesíthetőségével kapcsolatos minden tényt és körülményt megismert.

Assignee declares, that he is fully aware of the circumstances in reliance with the establishing of Collaterals. Assignee declares that the Assignor made available to him to get acquinted with the Security Instruments, and relating documents. Assignee understands the economical and legal state of the Claim and the Collaterals, the facts and circumstances in connection with the enforcement thereof.

II. A SZERZŐDÉS TÁRGYA

II. SUBJECT OF THE CONTRACT

2.1.
Engedményezőnek a Kötelezettel szemben a Hitelkeret Szerződés alapján mindösszesen 3.390.598,-EUR tőke és járulékai lejárt és nem lejárt tartozásokon alapuló követelése (továbbiakban: **Követelés**) áll fenn, a jelen szerződés **2. sz. melléklet**ében meghatározott tételes kimutatás szerint.

2.1.
Assignor has a claim, detailed in **appendix 2.** hereof, against the Debtor in the amount of EUR 3.390.598 based on the overdue, and undue debts of the Debtor arising from the Loan facility contract.

2.2.
Engedményező a Követelést kifejezetten bizonytalan követelésként engedményezi Engedményesre, Engedményező kijelenti, hogy a

2.2.
The Parties agree, that the Assignors has assigned the claim to the Assignee expressly as an indefinite claim, so the Assignor shall exclude

Követelés érvényesíthetőségéért, a biztosítékok tárgyának meglétéért és a biztosítékok tárgyának állapotáért felelősséget nem vállal

its responsibility for the enforceability, and for the existence, and status of the subject of Collaterals.

2.3.
Az Engedményező szavatosságot vállal a Követelés fennállásáért és összegszerűségéért, valamint azért, hogy a Követelés felett kizárólagos jogosultsággal rendelkezik. Az Engedményező kijelenti és szavatolja, hogy a jelen engedményezés szerinti Követelés és annak biztosítékai vonatkozásában Kötelezettel szemben végrehajtási-, és/vagy felszámolási eljárást, a Biztosítéki Szerződésekkel alapított biztosítékok érvényesítésével kapcsolatos eljárást nem kezdeményezett. Engedményező kijelenti, hogy tudomása szerint nem áll fenn olyan körülmény, amely az Engedményesnek a jelen szerződésből eredő és a biztosítékokkal kapcsolatos jogainak gyakorlását akadályozza, vagy meghiúsítja.

2.3.
The Assignor assumes warranty to the existance and amount of the Claim, and that he is the exclusive holder of the rights thereon. The Assignor assumes warranty and represents that no execution, insolvency proceeding, or any proceeding in order to enforce the collaterals has been initiated, or filed by him. Assignor declares that he has not got knowledge of any circumstances that may hinder or render Assignee's acquisition and enforce of Collaterals impossible.

2.4.
Az Engedményező kijelenti, és egyben szavatolja, hogy a Követelést a jelen szerződés aláírásának napjáig a Kötelezett nem egyenlítette ki, azt a Kötelezettnek nem engedte el, és abból egyéb engedményt sem adott részére, továbbá a Követelést más, harmadik személy részére nem engedményezte, a Hitelkeret Szerződésből, és a Biztosítéki Szerződésekből eredő jogairól nem mondott le.

2.4.
The Assignor assumes warranty and represents that the Debtor has not fulfilled its payment obligation, the Assignor did not cancelled its Claim, no reduction has been made, and did not assigned the Claim to third person, and did not waive its rights arising from the Loan facility agreement and Security instruments on or before the execution of this contract.

2.5.
Az Engedményes tudomással bír arról, hogy a Kötelezett vele szemben érvényesítheti azokat a kifogásokat, és beszámíthatja azokat az ellenköveteléseket is, amelyek az Engedményezővel szemben az engedményezésről való értesítés időpontjában már fennállt jogalapon keletkeztek. Engedményező kijelenti és szavatolja, hogy a jelen szerződés aláírásáig a Kötelezett vele szemben kifogást nem érvényesített, ellenkövetelést nem számított be.

2.5.
The Assignee acknowledges that the Debtor shall be entitled to enforce the objections and offset the counter-claims against the Assignee that arise with regard to the Assignee on the legal grounds that were in existence at the time of notification. Assignor assumes warranty that upon execution hereof no objections, and offset had been arised.

III. FELEK MEGÁLLAPODÁSA ÉS NYILATKOZATAI

III. THE PARTIES AGREEMENT AND STATEMENTS

3.1.
Az Engedményező a Követelést a jelen szerződés aláírásával a Ptk. 328. §. (1) bekezdése alapján a jelen szerződés 4.1. pontjában meghatározott ellenérték fejében engedményezi az Engedményesre. Fentieken túlmenően az Engedményesre átruházásra kerül a Hitelkeret Szerződésből származó, azokhoz közvetlenül vagy

3.1.
The Assignor hereby assigns his Claim to the Assignee in comply with section (1) par. 330. of the Hungarian Civil Code for a consideration set forth in section 4.1. hereof. Any claims arising directly or indirectly from the Loan facility agreement, including claims proceeding from the Loan documents regardless whether its based on

közvetve kapcsolódó valamennyi követelés, beleértve minden olyan igényt, amely a Finanszírozási Okiratokból ered függetlenül attól, hogy ezen követelések jogcíme szerződésen alapul, vagy szerződésen kívüli, továbbá valamennyi a Kötelezettel szembeni követelés, vagy a kölcsönügylettel kapcsolatban más harmadik személlyel szembeni követelés.

contract or not, and claims against the Debtor, or any third person in connection with the loan shall also pass to Assignee

3.2.

Felek megállapodnak, hogy a Követelés engedményezésével az Engedményes a jelen szerződés 1.3.1.-1.3.7. pontja szerinti Biztosítéki Szerződések vonatkozásában az Engedményező mint jogosult helyébe lép, mintha eredetileg is szerződő fél lett volna, azaz a jelen szerződés 1.3.1-1.3.7. pontja szerinti Biztosítéki Szerződésekkel alapított biztosítékokból (a továbbiakban: **Biztosítékok**) eredő jogok Engedményesre szállnak.

3.2.

The Assignee shall subrogate the Assignor through the assignment, and the rights proceeding from the Security instruments set forth in section 1.3.1-1.3.7 (hereinafter referred to as **Security instruments**) that secure the claim shall also pass to him.

Engedményező kijelenti, hogy az Üzletrészeken alapított zálogjog és vételi jog a Kötelezett társaság tagjegyzékén átvezetésre, és a cégnyilvántartásba benyújtásra került. Engedményező kijelenti, hogy 2012. március 26. napján kelt levelével felszólította a Kötelezettet, hogy az Üzletrészeken alapított zálogjogot a cégnyilvántartásba jegyeztesse be.

Assignor hereby represents that the mortgage and right of purchase is recorded on the member's list of the Debtor company, and submitted to the company registry. Assignor inform the Assignee that on march 26, 2012 mailed a demand letter to the Debtor, in which he demands the mortgage on the Quotas to be registered into the company registry.

3.3.

A Követelés feletti jogosultságnak a jelen szerződés 5.1. pontja szerinti megszerzéséig a Követelés, és az annak érvényesítésére alapított Biztosítékok kizárólagos jogosultja az Engedményező. Engedményező kötelezettséget vállal arra és szavatolja, hogy a Követelés, és Biztosítékok feletti jogosultságát másra nem ruházza át, a Kötelezett üzletrészeire alapított vételi jog gyakorlására harmadik személyt nem jelöl ki. Az Engedményező kötelezettséget vállal továbbá arra, hogy a Követelést sem részben, sem egészben nem engedi el, abból egyéb engedményt nem ad a Kötelezett részére, továbbá a Követelést más, harmadik személy részére nem engedményezi, a Hitelkeret Szerződésből, és a Biztosítéki Szerződésekből eredő jogairól nem mond le.

3.3.

Assignor is exclusively entitled to the Claim and Collaterals on or before the transfer of claim (prior to the delivery of statement for legal succession) pursuant to section 5.1. The Assignor assumes warranty and represents that he shall not assign the Claim, and pass his right to any third person, and shall not appoint anybody to exercise his right of purchase on the Quotas. The Assignor shall not cancel his Claim, reduce it fully or partially, assign the Claim to third person, and waive his rights arising from the Loan facility agreement and Security instruments.

3.4.

Figyelemmel arra, hogy az Engedményes szándéka az Üzletrész tulajdonjogának megszerzésére is irányul, az Engedményező az Üzletrészekre alapított vételi jogát érvényesíteni jogosult és köteles oly módon, hogy a vételi jog gyakorlására a Ptk. 373. § (4) bekezdése, valamint az Üzletrészen

3.4.

As the Assignee intends to acquire the title of the Quotas, the Assignor is entitled and also obligated to exercise his right of purchase, pursuant to phrase VI., by designating the Assignee who is authorized to exercise this right in compliance with section 4 par 373 of the

Vételi Jogot Alapító Szerződés alapján Engedményest jelöli ki a jelen szerződés VI. fejezetében foglaltak szerint.

Hungarian Civil Code and with the provisions of the contract which grants right of purchase on the quotas.

Engedményező kijelenti és szavatolja, hogy bekövetkeztek azok az események és fennállnak azok a feltételek, amelyek alapján a vételi jog érvényesen gyakorolható.

Assignor assumes warranty and represents that for the proper exercise of right of purchase the neccessary events has been occured and conditions has been met

3.5.
Az Engedményező az együttműködési kötelezettség körében kötelezettséget vállal arra, hogy haladéktalanul értesíti az Engedményest minden olyan tényről, mulasztásról, eseményről, amely a Követeléssel, a Követelés érvényesíthetőségével, vagy az Üzletrészek megszerzésével kapcsolatos.

3.5.
Assignor shall notify Assignee immediately about any facts, failure, events which are affects the enforcability of the Claim, and acquiring the Quotas

3.6.
Az Engedményező a Követelés tekintetében a Ptk. 330. § (1) bekezdésben említett kezességét kizárja, a Követelést kifejezetten bizonytalan megtérülésűnek minősítette és ekként is ruházza át. Ezt az Engedményes tudomásul vette, ennek ismeretében tette meg az ajánlatát és írta alá a jelen szerződést.

3.6.
The Parties agree, the Assignee acknowledge, that the Assignors has assigned the Claim to the Assignee expressly as an indefinite claim, so the Assignors hall exclude its surety for the assigned debts in comply with point a.) section (1) par. 330. of the Hungarian Civil Code.

IV. A VÉTELÁR, ÉS ANNAK MEGFIZETÉSE

IV. PURCHASE PRICE, AND PAYMENT

4.1.
Felek a jelen engedményezés tárgyát képező Követelés ellenértékét **220.000.000,- Ft, azaz kettőszázhuszmillió forint** összegben (továbbiakban: **Vételár**) állapítják meg.

4.1.
The parties hereto agree that the purchase price of the Claim is the amount of **HUF 220.000.000 (twenty-twohundred million Hungarian Forints)** (hereinafter referred to as: **Purchase price**)

4.2.
Felek megállapodása alapján a Vételárból **22.000.000,- Ft, azaz huszonkettőmillió forint** összeget első vételárrészletként (továbbiakban: **Első Vételárrészlet**) Engedményes, (vagy az általa megbízott letéteményes) jelen szerződés mindkét fél által történő aláírását követő 3 (három) banki napon belül köteles átutalni az Engedményező 10402142-55515248-48531006 számú bankszámlájára (a továbbiakban: **Engedményező Bankszámlája**).

4.2.
The first installment in the amount of **HUF 22.000.000 (twenty-two million Hungarian Forints)** shall be payed (by the Assignee or by the escrow holder) within 3 (three) banking days following the signing of the contract by both of the parties by bank remittance to the following bank account of the Assignor: 10402142-55515248-48531006 (hereinafter referred to as **Assignor's bank account**)

4.3.
Engedményes a Vételárból fennmaradó mindösszesen **198.000.000,- Ft, azaz Egyszázkilencvennyolcmillió forint** összeget legkésőbb 2012. június 5. napjáig köteles az Engedményező Bankszámlájára megfizetni.

4.3.
Assignee shall pay to the Assignor the balance of the purchase price, **HUF 198.000.000 (one hundred and nintyeight million Hungarian Forints)** on or before June 5, 2012 by bank transfer to the Assignor's bank account.

4.4.
Felek megállapodnak abban, hogy a Követelés vonatkozásában a jelen szerződés aláírásának napjától a Követelés Engedményesre történő átszállásának az időpontjáig beérkező teljesítések – feltéve, hogy a jogutódlás megtörténik –, valamint az azt követően beérkezett teljesítések az Engedményest illetik meg. Engedményező a jogutódlás időpontjáig beérkező összegeket a Vételár megfizetésétől, a jogutódlást követően bármikor beérkező összegeket pedig azok beérkezésétől számított 3 (három) banki napon belül átutalja Engedményes számlájára. Ez a rendelkezés nem vonatkozik a jelen szerződés VI. fejezete szerinti, az Üzletrészek vételárából beszámítással megtérült követelésrészre.

4.4.
The parties hereby agree that Assignee is entitled to the amounts fulfilled in reference to the Claim by the Debtor following the execution of this contract and on or before the date of occurrence of legal succession (transfer), provided that the legal succession occure, and also to the amounts payed following the legal succession. Amounts payed before the occurrence of legal succession Assignor shall transfer to the Assignee within 3 (three) banking days following the payment of the Purchase price, amounts payed following the occurrence of legal succession shall be transferred within 3 (three) banking days when credited on the Assignor's bank account. This provision shall not be applied for claims performed by setting off in comply with section VI.

V. A KÖVETELÉS ÁTSZÁLLÁSA

V. TRANSFER OF THE CLAIM

5.1.
A Követelés Engedményesre történő átszállásának az időpontja a Vételár maradéktalan megfizetésének napja, vagyis az a nap, amikor a teljes Vételár Engedményező Bankszámláján jóváírásra kerül.

5.1.
The date on which the claim is transferred is the day when the Purchase price is payed, which is the day, when the Purchase price is credited on the Assignor's bank account.

5.2.
Engedményező kötelezettséget vállal arra, hogy a teljes Vételár bankszámláján történő jóváírását követő 3 (három) munkanapon belül 12 (tizenkettő) eredeti példányban átadja az Engedményesnek a jelen megállapodás **3. sz. melléklet**ét képező minta szerinti jogutódlási nyilatkozatot, és a jogutódlás megállapítása iránti kérelmet, továbbá a jelen megállapodás **4. sz. melléklet**ét képező minta szerinti, az engedményezés tényére vonatkozó értesítőt 8 (nyolc) eredeti példányban.

5.2.
By paying the purchase price in full, Assignor deliver his statement for legal succession in 12 copies, the sample of which is attached in appendix 3., and his notice of assignment in 8 copies, the sample of which is attached in appendix 4, within 3 (three) working days following the date when the Purchase price is credited in full on the Assignor's bank account.

VI. A VÉTELI JOG GYAKORLÁSA

VI. EXERCISE THE RIGHT OF PURCHASE

6.1.
Felek megállapodnak abban, hogy Engedményező – az Engedményes költségére – a jelen szerződés aláírását követően haladéktalanul köteles az Engedményes által megjelölt, nemzetközileg elismert könyvvizsgáló céget az Üzletrészek piaci értékének megállapításával megbízni az Üzletrészen Vételi Jogot Alapító Szerződés 9.3 pontjának megfelelően.

6.1.
The Parties agree, that immediately following the exexcution of this contract the Assignor, on the Assignee's expense, shall appoint an internationally well-known auditor, previously designated by the Assignee, to estimate the market price of the Quotas in compliance with section 9.3. of the contract granting right of purchase.

6.2.

Felek megállapodnak, hogy Engedményező köteles legkésőbb 2012. április 15. napjáig a hitelszerződés felmondásával (továbbiakban: **felmondás**) az egész követelést esedékessé tenni. Felek megállapodnak abban, hogy Engedményező azt követő 3 (három) munkanapon belül, hogy a Követelés a felmondás alapján lejárttá válik, 8 (nyolc) eredeti példányban átadja Engedményesnek a jelen szerződés **5. sz. melléklet**ét képező minta szerinti nyilatkozatát, amelyben Engedményest kijelöli az Üzletrészek feletti vételi jogának gyakorlására, és amelyben az Üzletrészek vételára tekintetében beszámítási nyilatkozatot tesz a Követelés erejéig, feltéve, hogy ezen időpontig Engedményező teljesíti az alábbiakat:

6.2.1. a fennmaradó Vételár biztosítása végett a megszerzett Üzletrészekre vételi jogot enged az Engedményező részére külön szerződésben – amelynek lényeges tartalmi elemeit a jelen szerződés **6. sz. melléklet**e tartalmazza.

6.2.2. amennyiben az Üzletrészek vételárának a Követelésbe történt beszámítását követően az Üzletrészek Tulajdonosai részére fizetendő különbözet lenne, úgy e különbözetet az Engedményes elhelyezi az Üzletrészen Vételi Jogot Alapító Szerződésben meghatározott zárolt számlán.

6.2.

The Assignor shall terminate (hereinafter referred to as **Termination**) the Loan facility agreement by making the entire claim overdue on or before April 15, 2012. Assignor within 3 (three) working days after the entire Claim becomes overdue by the termination shall deliver 8 copies of his statement to the Assignee in which he designate the Assignee to exercise the right of purchase on the Quotas, and addresses an off-setting statement to the Debtor in reference to the performance of Purchase price to the extent of his Claim, the sample of which attached in appendix 5., within 3 (three) working days following the occurrence of conditions set forth below:

6.2.1. a contract granting right of purchase on the Quotas acquired by the Assignee is concluded by and between the Assignee and Assignor. The material provisions of this contract attached in Appendix 6

6.1.2. If the market price of the Quota is in excess of the amount of the Claim, the difference due to the Owners shall be payed into escrow in a restricted bank account specified in the contract granting right of purchase on quotas

6.3

Engedményező kötelezettséget vállal arra és szavatolja, hogy a 6.2. pontban meghatározott feltételek bekövetkezte esetén az Üzletrészen Vételi Jogot Alapító Szerződés 9.3 (c) pontjának megfelelően jár el és megteszi a szükséges nyilatkozatokat az Üzletrészek Engedményes általi megszerzéséhez (ideértve különösen a beszámítási nyilatkozatot). Az Engedményező kötelezettséget vállal arra, hogy az Engedményes cégnyilvántartásba történő bejegyzését követően az Engedményes által a zárolt számlán elhelyezett különbözetet (ha van ilyen) a Tulajdonosok által megjelölt számlára haladéktalanul átutalja

6.3.

Upon all conditions specified in point 6.1. have been met, Assignor assumes obligation to present all statementes (including offset statement), and to exercise all rights in compliance with point c) section 9.3 of the contract granting right of purchase on the quotas which is neccessary for the Assignee's acquisition of the Quotas. Assignor shall transfer the difference from the restricted bank account to the Owners' bank account following the registration of Assignee's title into the company registry

6.4.

Engedményező kötelezettséget vállal arra, hogy a fentieken kívül is megtesz minden szükséges cselekedetet és nyilatkozatot annak érdekében, hogy Engedményes az Üzletrészek tulajdonjogát megszerezze. A Követelés 5.1. pont szerinti átszállását követően Engedményező köteles

6.4.

Assignor assumes obligation to present all legal statements, and to make all actions which is neccessary to acquire the Quotas by the Assignee. Following the occurrence of the legal succession specified in point 5.1, the Assignor shall consent to the release of his mortgage on

hozzájárulását adni ahhoz, hogy az Üzletrészeken fennálló zálogjoga törlésre kerüljön.

the Quotas.

6.5.
Felek megállapodnak, hogy amennyiben Engedményezőnek a vételi jog gyakorlása kapcsán bármiféle kártérítési-, perköltségfizetési kötelezettsége keletkezne a vételi jog kötelezettjeivel szemben, azt Engedményes köteles Engedményező felszólítására haladéktalanul megtéríteni Engedményezőnek. Felek ezen kikötést arra tekintettel teszik, hogy Engedményező a vételi jogot Engedményes tulajdonszerzése érdekében gyakorolja a vételi jog kötelezettjeivel szemben.

6.5.
Parties agree that Assignee shall pay any possible damages, and litigation costs of the Assignor arising from the exercising the right of purchase due to the Owners immediately after demanded to do so. This provisions have been agreed as the Assignor shall exercise the right of purchase in behalf of the Assignee's acquisition.

VII. ELÁLLÁS

VII. CANCELLATION

7.1.
Felek megállapodnak abban, hogy amennyiben az Engedményes bármelyik vételárrészlet megfizetésével 15 (tizenöt) napot meghaladó késedelembe esik, illetőleg amennyiben a 6.1. pontnak megfelelően a könyvvizsgáló cég megbízási díját az esedékességet követő 15 (tizenöt) napon belül sem egyenlíti ki, úgy Engedményező – az érdek múlás bizonyítása nélkül is – jogosulttá válik a jelen ügylettől történő elállásra, amely elállási jogát Engedményes kártérítési igényének kizárásával, és az elállásig megfizetett vételárelőlegek – kamatmentes, az elállási nyilatkozat kézbesítésétől számított 3 munkanapon belüli – visszafizetése mellett írásban gyakorolhatja, azzal azonban, hogy ez esetben a Vételár 10 %-ának megfelelő összegű meghiúsulási kötbérre válik jogosulttá.

7.1.
Upon any delay in payment of any part of the Purchase price, or the agency fee of the auditor the Assignor may, without proving the cessation of an interest in performance, and excluding the claims for damages of the Assignee, cancel the contract in writing if the period of delay is more than 15 days. In this case the Assignor shall pay back the parts of purchase price fulfilled, without interests, within 3 (three) working days following the receipt of the statement to cancel, and the Assignor is entitled to assess liquidated damages at a rate of 10% of the Purchase price.

Felek megállapodnak abban, hogy amennyiben az Engedményező fentiek szerinti elállására azt követően kerül sor, hogy a jelen szerződés VI. fejezete alapján az Engedményes az Üzletrészek tulajdonjogát megszerezte (tulajdonjoga a cégnyilvántartásba bejegyzésre került), és Engedményező a jelen szerződés 6.2.1. pontja szerinti vételi jogával él az Üzletrészek tekintetében (együttes feltételek), úgy a meghiúsulási kötbér összege – az előbbiekkel ellentétben – megegyezik a Vételár 10%-ának, valamint az Üzletrészek – jelen szerződés 6.1. pontjában meghatározott – vételárának összegével azzal, hogy a meghiúsulási kötbért az Engedményező kizárólag beszámítással jogosult érvényesíteni.

If the Assignor exercises his above right to cancel the contract following the registration of the title on the Quotas of the Assignee, and the Assignor exercises his right to purchase the Quotas in comply with 6.2.1., the Assignor is entitled to assess liquidated damages at a rate of 10% of the Purchase price, and in the amount equal to the purchase price of the Quotas specified in point 6.1. In this case the Assignor shall enforce the liquidated damages exlusively by setting off.

7.2.
Amennyiben Engedményező a jelen szerződés

7.2.
Upon any delay in performance of obligations set

5.2., 6.1. vagy 6.2 pontjában foglalt kötelezettségének az esedékességet követő 8 (nyolc) banki napon belül sem tesz maradéktalanul eleget, úgy Engedményes – az érdek múlás bizonyítása nélkül is – jogosulttá válik a jelen ügylettől történő elállásra, Engedményező pedig köteles a Vételár már megfizetett részét Engedményesnek visszafizetni az elállási nyilatkozat kézbesítésétől számított 3 (három) munkanapon belül. Ezen felül Engedményes a Vételár 10 %-ának megfelelő összegű meghiúsulási kötbérre válik jogosulttá.

forth in section 5.2., 6.1. or 6.2.. of this contract the Assignee may, without proving the cessation of an interest in performance, cancel the contract in writing if the period of delay is more than 8 (eight) banking days. In this case the Assignor shall pay back the parts of purchase price fulfilled, within 3 (three) working days following the receipt of the statement to cancel, and the Assignee is entitled to assess liqudated damages at a rate of 10% of the Purchase price.

7.3.
Felek megállapodnak abban, hogy a meghiúsulási kötbér az elállási nyilatkozat kézbesítésétől számított 3 (három) munkanapon belül esedékes.

7.3.
The parties agree that the liquidated damages is due within 3 (three) working days following the receipt of the statement to cancel

VIII. EGYÉB RENDELKEZÉSEK

VIII. MISCELLANEOUS

8.1.
Felek kijelentik, hogy Engedményező a magyar cégbíróság által szabályszerűen nyilvántartásba vett gazdasági társaság, az Engedményes külföldön szabályszerűen nyilvántartásba vett gazdasági társaság, mindketten jogképesek, és a jelen szerződést aláíró képviselőiknek aláírási jogosultsága e szerződés tekintetében korlátozva nincs, bejegyzett cégadataikban változás nem történt, és képviselőik a jelen szerződés aláírására érvényes felhatalmazással rendelkeznek. Felek tudomására szolgál, hogy az Engedményes a jelen szerződést külföldön írja alá, ezért a jelen szerződés diplomáciai hitelesítésére, illetőleg felülhitelesítésére, vagy hitelesítési záradékkal (Apostille) történő ellátására van szükség.

8.1.
The parties hereto represent that the Assignor is a business entity registered in Hungary, Assignee is a business entity registered in Canada, they have the capacity to conclude the contract, no alteration has occured relating to the companies registered datas, the right of the legal representatives of the parties to conclude the present contract is not restricted, and they are fully authorized to act on behalf of the companies they represent. The Parties understand that the Assignee shall sign the contract abroad, so the signature of the Assignee shall be certified by the Hungarian foreign representation (diplomatic certification)

8.2.
Engedményes tudomással bír arról, hogy a hitelintézetekről és pénzügyi vállalkozásokról szóló 1996. évi CXII. törvény 3. § (2) bekezdése illetőleg 2. számú melléklete I/10. bekezdés b) pontja alapján a követelés üzletszerű megvásárlása pénzügyi szolgáltatási tevékenységnek minősül. Engedményes kijelenti, hogy nem foglalkozik üzletszerűen követelés vásárlásával. Engedményes kijelenti, hogy jelen követelésvásárlást egyedi ügyletként teszi meg.

8.2.
Assignee understands that pursuant to section 2 par. 3, and point b) section I/10 of appendix 2 of the Act CXII of 1996 on Credit Institutions and Financial Enterprises purchase of clamis shall be conducted as a business only if duly authorized. Assignee hereby represents he purchase claim not as a business, the present assignment is a sole transaction.

8.3.
Az Engedményest terheli a Kötelezettel szembeni igényérvényesítéssel kapcsolatban a Követelés átszállását követően felmerülő valamennyi költség és illeték. A Követelés átszállásáig a Követeléssel kapcsolatosan felmerülő költségek az Engedményezőt terhelik, kivéve azokat a

8.3.
All expenses, and duties arising from the enforcement of the Claim against the Debtor shall be borne by the Assignee. Expenses arising in connection with the Claim on or before the date of occurrence of the legal succession shall be borne by the Assignor, except expenses

költségeket, amelyeket a jelen szerződés az Engedményesre hárít.

devolved to the Assignee hereunder.

8.4.
Az Engedményező kijelenti és szavatolja, hogy az Engedményesnek a jelen szerződéssel kapcsolatban átadott minden információ minden lényeges vonatkozásban igaz, teljes és pontos, és legjobb tudomása szerint nincsen olyan, a jelen szerződés szempontjából lényeges tény vagy körülmény, amelyet nem közölt az Engedményessel, és amely, amennyiben közlésre kerül, kedvezőtlenül érinthette volna az Engedményes azon döntését, hogy a jelen szerződést megkösse.

8.4.
The Assignor assumes warranty and represents that informations given to the Assignor in connection with the present contract are true, full, and precise, and to the best of his knowledge no material facts or circumstances exists which he has failed to disclose, and which may affect the decison of the assignor to conclude the present contract if it is disclosed.

8.5.
Felek megállapodnak, hogy amennyiben az igényérvényesítéshez az Engedményes az 1. sz. melléklet alapján átadott iratokon túl további iratokat igényel, akkor azt az Engedményes írásbeli kérelme alapján és költségén az Engedményező 8 (nyolc) napon belül postán megküldi, vagy személyesen átadja az Engedményesnek.

8.5.
Parties hereto agree that documents neccessary to the enforcement of the Claim other than listed in appendix 1 shall be given by mail, or personally to Assignee upon his written request, and on his own expense within 8 (eight) days following the receipt of such request.

8.6.
Az Engedményes tudomásul veszi, hogy a Kötelezettel szemben a Követelés tekintetében az Engedményezőhöz képest többlet jogokat nem érvényesíthet, a Követelés érvényesítése során kizárólag a szerződésben foglaltak alapján és az abból eredő jogosultságok mértékéig járhat el.

8.6.
Assignee acknowledges, that he may not entitled to exercise extra rights in reference to the Claim compared to the Assignor may to do so, he may be exercise his rights only in compliance with this contract, and to the extent of rights granted hereby.

8.7.
Az a fél, aki a jelen szerződés folytán bank, vagy üzleti titok birtokába jut, köteles azt bank-, illetve üzleti titokként kezelni és megőrizni. A bank és üzleti titok tekintetében a hitelintézetekről és a pénzügyi vállalkozásokról szóló 1996. évi CXII. törvény rendelkezései az irányadók. Az üzleti, illetve banktitok megsértésével, a tények, adatok és információk céltól történő eltérő felhasználással, jelen nyilatkozatban foglaltak megszegésével okozott kárért Felek a kártérítés általános szabályai szerint felelnek, függetlenül attól, hogy a kár Feleknél vagy más, harmadik személynél merült fel.

8.7.
The Parties shall keep any business and bank secrets become available to them in connection with the present contract confidential. Related to the business and bank secrets the provisions of the Act CXII of 1996 on Credit Institutions and Financial Enterprises shall prevail. The parties shall be liable for damages caused by violating business and bank secrets by disclosing of facts, datas, informations for purposes other than specified hereby, irrespictively whether the damage has been sustained by the Parties, or any third person.

8.8.
Az Engedményes jogosult a jelen szerződést eredeti formájában – a vételár kitakarásával - felmutatni és másolatban becsatolni bíróság vagy más hatóság számára abban az esetben, ha a jogutódlást az engedményezési szerződéssel kell igazolni.

8.8.
Assignee is entitled to disclose, and submit the present contract, by covering the Purchase price, to the court or to any other authority if it is neccessary for the provement of legal succession.

8.9.
Felek kijelentik, hogy a teljesítéshez szükséges valamennyi intézkedést megtettek, feltételt biztosítottak, illetve teljesítettek annak érdekében, hogy a másik fél által a jelen szerződés szerint vállalt kötelezettségek jogszerűen, érvényesen és kötelezően létrejöjjenek, és, hogy a jelen szerződés bizonyítékként elfogadható legyen az engedményezés tekintetében.

8.9.
The parties hereto represents that they made all arrangements, and fulfilled, ensured all conditions neccessary for the performance of the present contract to make the present contract suitable for proving the occurrence of transaction.

8.10.
Felek megállapodnak, hogy a jelen szerződés megkötésével kapcsolatos költségek az Engedményest terhelik azzal, hogy az Engedményező viseli a saját jogi képviseletével megbízott személy díját és költségeit.

8.10.
The parties hereto agree that the expenses arising from the conclusion of the present contract shall be borne by the Assignee, except fees and costs of the attorney retained by the Assignor.

8.11.
A jelen szerződés angol és magyar nyelven készült, eltérés esetén a magyar nyelvű változat az irányadó.

8.11.
The present contract shall be executed in English, and in Hungarian. In case of discrepancy between the English and the Hungarian language versions, the Hungarian shall prevail.

8.12.
Minden, a jelen szerződés szerinti értesítést írásban és, ellenkező rendelkezés hiányában telefax, levél vagy, ha a Felek erről külön megegyeznek, e-mail vagy személyes átadás formájában kell továbbítani.

8.12.
Notices shall be made in writing, and unless otherwise agreed by the Parties shall be delivered by mail, or by fax, or if the Parties agree shall be given by e-mail, or personally.

8.1.3.
Értesítések:

8.13.1. Bármely kommunikációt vagy okiratot, amelyet egy személy a jelen szerződés szerint valaki másnak ad, küld vagy kézbesít:

8.13.1.1. telefax esetén (ha a másik fél 15 (tizenöt) napos előzetes írásbeli értesítésével nem jelöl meg másik számot) a jelen szerződés 8.13.4. pontban megjelölt fax számra, akkor kell kézbesítettnek tekinteni, amikor a küldő megkapja a faxgép visszaigazoló szelvényét, vagy ha azt a küldő fél írásban kéri, a másik fél a kézbesítést faxon át írásban megerősíti;

8.13.1.2. levél esetén (ha a másik fél 15 (tizenöt) napos előzetes írásbeli értesítésével nem jelöl meg másik címet) akkor kell kézbesítettnek tekinteni, amikor azt az adott címen a címzett vagy képviselője részére igazoltan átadták; vagy (az esettől függően) öt (5) nappal azután,

8.13.
Notices

8.12.1. All notifications and other communication to be given or may be given under this contract

8.13.1.1. if it is given by fax; shall be deemed to have been given, when faxed to the fax number specified in section 8.13.4 of the present contract (or to such other fax number as may be designated by any of the parties in a previous written notice delivered 15 days prior to the notice) and the sender gets the voucher relating to the delivery, or if requested it is confirmed by the other party in writing.

8.13.1.2. if it is given by mail, shall be deemed to have been given, when delivered to the adressee or representative on the address specified in the present contract (or to such other address as may be designated by any of the parties in a previous written notice

hogy a másik félnek az adott címre címezve postán ajánlott küldeményként feladták;

8.13.1.3. e-mail vagy egyéb elektronikus kommunikáció esetén akkor kell kézbesítettnek tekinteni, amikor az üzenet olvasható formában megérkezik.

delivered 15 days prior to the notice) or 5 days after it has been sent to the address as certified mail ;

8.13.1.3. if it is given by e-mail, shall be deemed to have been given, when the message has been arrived in a readable form.

8.13.2. Az olyan értesítést, amelyet a fentiekkel összhangban küldtek el, de amely a címzés helye szerint munkaszüneti napon vagy munkaidő után érkezik meg, a következő munkanapon kell megérkezettnek tekinteni.

8.13.2. Notices given in compliance with the above provisions, which arrive on holiday, or after the workhours shall be deemed to have been delivered on the next working day.

8.13.3. A Felek kötelesek a másik felet egy küldeménynek a nem olvasható formában történő megérkezéséről haladéktalanul értesíteni.

8.13.3. The parties shall notify each other if the notice could not be opened, and read.

8.13.4. Értesítési címek:

8.13.4. Addresses for notices

Engedményező esetén/: Representative of Assignor
Levelezési cím/address: 1095 Budapest, Lechner Ödön fasor 9
Telefon/Telephone: 061328 9680, 0613289536
Telefax/Fax: 061 328 9728
E-mail: mark.gergics@kh.hu and zoltan.kozeki@kh.hu
Kapcsolattartó/contact: Gergics Márk és Kozéki Zoltán

Engedményes esetén/ Representative of Assignee
Levelezési cím/address: 880-885 West Gerorgia Street, Vancouver, / 1148 Budapest, Kerepesi út 52.
Telefon/Telephone: 0630 4780302
Telefax/Fax: 061 2190608
E-mail: rabenante@endeavorscorp.com , zsolt.czifra@yahoo.com
Kapcsolattartó/contact: Robert Abenante és/and dr. Czifra Zsolt

8.14.
A jelen szerződésből eredő vagy azzal kapcsolatos bármely jogvita (beleértve az annak létezésére, érvényességére vagy megszűnésére vonatkozó kérdéseket is) tekintetében a Felek pertárgyértéktől függően a Budapesti II. és III. Kerületi Bíróság, vagy a Pest Megyei Törvényszék kizárólagos illetékességét kötik ki, amely bíróság a magyar jogszabályok alapján jár el.

8.14.
Any action or proceedings against the parties relating in any way to the present contract may be brought and enforced exclusively in the II. és III. District Court of Budapest, or County Court of Pest, and the parties irrevocably submit to the exclusive jurisdiction of such court in respect of any action or proceeding.

8.15.
Szerződő felek a jelen szerződés elkészítésével és ellenjegyzésével a Dr. Czifra Zsolt Ügyvédi Irodát (1148 Budapest, Kerepesi út 52., képv.: dr. Czifra Zsolt ügyvéd) bízzák meg. Eljáró ügyvéd a megbízást a jelen okirat aláírásával elfogadja.

8.15.
The Parties hereby authorize Dr. Czifra Zsolt Law Office (1148 Budapest, Kerepesi út 52.,., attorney in fact: dr. Czifra Zsolt attorney-at-law) to draft and countersign the present contract. The attorney accepts the mandate.

8.16.

8.16.

Felek kijelentik, hogy a jelen okiratot szerkesztő ügyvéd teljes körűen kioktatta a Feleket jelen szerződés megkötésével és teljesítésével kapcsolatos joghatásokra vonatkozóan. A megbízott kioktatását a Felek megértették, és tudomásul vették, amelyet a jelen okirat aláírásával elismernek, kijelentik, hogy a jelen szerződésben foglalt jogügyletet a jelen szerződésben rögzített formában kívánják egymással megkötni, amelyre tekintettel a jelen szerződést egyben ügyvédi tényállásnak is tekintik.

The Parties declare, that they have been entirely informed by the lawyer drafting the present document about the legal consequences the conclusion, and performance hereof. Parties understood and acknowledged the attorney's information by signing the present contract, and declare that they are intended to execute the present contract as it is prepared. Considering the intention above, parties regard this document as a brief.

Engedményes tudomásul veszi, hogy jelen engedményezési szerződés Engedményező részéről akkor kerül aláírásra, amikor Kötelezett és a Középtiszai Mezőgazdasági Zártkörűen Működő Részvénytársaság (székhely: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-10-001577) között 2007. május 8. napján létrejött „Biohulladék Hasznosítási Szerződés" illetve „Együttműködési Szerződés" megszüntetése és a két szerződés helyébe lépő új együttműködési megállapodás aláírásra kerül.

Assignor acknowledges that the present contract shall be signed by the Assignor if the agreement concluded by and between Kenderes Biogáz Kft and Középtisza Zrt (seat: 5340 Kunhegyes, Szabadság tér 9-10.; reg.no: 16-10-001577) on May 8, 2007 relating to the cooperation between them in utilizing biosavage is terminated and a renewed by them.

Szerződő felek jelen szerződést elolvasása és tartalmának közös értelmezése után, mint ügyleti akaratukkal mindenben megegyezőt aláírták. Kijelentik, hogy minden, a szerződéskötéshez szükséges adatot, információt tisztáztak, megismertek, az ügylet során jóhiszeműen jártak el. A jelen szerződés módosítása csak írásban érvényes, szóbeli kiegészítésekre lehetőség nincs.

Parties to the contract, has read, understood and signed the present contract, as fully in line with their intentions. The parties represents that all the informations necessary for the conclusion of the present contract have been given to each other, they act in good faith. The present contract may only be amended in written form.

Kelt: BUDAPEST, 2012. 04. 16.

Signed

Magyarország Konzulátus Tiszteletbeli Konzul Vancouver Honorary Consul Consulate of Hungary

....
Kereskedelmi és Hitelbank Zrt
Képviseli: Gergics Márk és Kozéki Zoltán
Engedményező

....
Kenderesh Endeavors Corp
repr.by: Robert Abename

Hitelesítem Robert Adename alaírasat.
04.16 Kelt: Vancouver

ZOLTAN VASS
Honorary Consul of Hungary
Tel: (604) 730-7333 Fax: (604) 730-7339
Suite 412 - 1770 West 7th Avenue
Vancouver, BC V6J 4Y6 Canada
email:zoltanv@shaw.ca
www.hungarianconsulatebc.com

Ellenjegyzem 2012. ~~március~~ .... napján azzal, hogy az Engedményező aláírását magyar külképviseleti szerv hitelesítette.

On March ...., 2012 countersigned by 2012. 03. 26.

(the signature of the Assignee shall be certified by hungarian embassy)

Dr. Czifra Zsolt Ügyvédi Iroda
Dr. Czifra Zsolt ügyvéd
1148 Budapest, Kerepesi út 52.
Adószám: 18200827-2-42

Mellékletek:

1. sz. melléklet: Az átadott dokumentumokról készült iratjegyzék
2. sz. melléklet: Követelés tételes kimutatása

Appendicies:

1. appendix: List of documents given
2. appendix: Claim detailed
3. appendix: sample of statements for legal

3. sz. melléklet:	Jogutódlási nyilatkozatok mintái
4. sz. melléklet:	Az engedményezés tényére vonatkozó értesítő mintája
5. sz. melléklet:	Üzletrészek feletti vételi jogot gyakorló nyilatkozat mintája
6. sz. melléklet:	opciós szerződés lényeges tartalmi elemei

succession

4. appendix:	sample of notice for assignment
5. appendix:	sample of statement relating to exercise the right of purchase
6. appendix:	material provisions of the contract for granting right to purchase for the Assignor

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 1.sz. melléklete/ Appendix 1 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

IRATJEGYZÉK

(a) a Hitelkeret Szerződés;
(b) a Projektszámlákra vonatkozó bármely bankszámlaszerződés;
(c) bármely Biztosítéki Szerződés;
(d) a Hedging Megállapodás;
(e) a Pénzügyi Modell;
(f) a Tulajdonosi Kötelezettségvállalási Nyilatkozat; és
(g) bármely más, az (a)-(f) bekezdésekben nem említett egyéb dokumentum, amelyet a Hitelező ilyennek minősít.

LIST OF DOCUMENTS :

(a) Loan facility agreement;
(b) bank account contracts;
(c) Collaterals/Security instruments;
(d) Hedging agreement;
(e) Financial model;
(f) Owner's Covenants;
(g) any other documents deemed as Loan Document by the creditor

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 1.sz. melléklete/ Appendix 2 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

KÖVETELÉS TÉTELES KIMUTATÁSA / Claim detailed

	EUR
Kamat késedelmi kamat / Interest on interest for delay	**2059, 37**
Késedelmi kamat tőkére/Interest on the capital	**1991,43**
Lejárt kamat / Overdue interest	**90,988,38**
Lejárt tőke / Overdue capital	**46176,36**
Esedékes kamat /Due interest	**43424,7**
Nem lejárt tőke /Undue capital	**3205957,78**
Összesen/Altogether	**3390598,02**

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 3.sz. melléklete/ Appendix 3 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

Jogutódlási nyilatkozat / Legal statement for legal succession

Alulírott **Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság** (székhely: 1095 Budapest, Lechner Ödön fasor 9.; cégjegyzékszám: 01-10-041043; cégjegyzéket vezető bíróság: Fővárosi Törvényszék Cégbírósága; statisztikai számjele: 10195664-6419-114-01; adószáma: 10195664-4-44; képviseli: ……………………..) mint engedményező (a továbbiakban: **Engedményező**) a **Kenderesh Endeavors Corp** (székhelye: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; cégjegyzékszáma: BC0936028; képviseli: Robert Abenante) engedményessel (továbbiakban: **Engedményes**) a 2012. március …. napján követelés engedményezésére és vételi jog gyakorlására megkötött szerződéssel (továbbiakban: **Engedményezési szerződés**) összefüggésben az alábbi nyilatkozatot teszi:

Undersigned **Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság** (seat: 1095 Budapest, Lechner Ödön fasor 9.; reg.number: 01-10-041043; Statistical number: 10195664-6419-114-01; tax no.: 10195664-4-44; repr.by: ……………………..) as the assignor (hereinafter referred to as: **Assignor**) herby make the following statement relating to the assignment contract concluded by and between **Kenderesh Endeavors Corp** (seat: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; reg.no: BC0936028; repr.by: Robert Abenante) as the assignee (hereinafter referred to as: **Assignee**) on march …, 2012

Az Engedményezési szerződésben Engedményező Engedményesre engedményezte az Engedményező mint hitelező és a **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (székhelye: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-09-010276; cégjegyzéket vezető bíróság: Jász-Nagykun-Szolnok Megyei Törvényszék Cégbírósága; statisztikai számjele: 13821751-3511-113-01; adószáma: 13821751-2-16) mint hitelfelvevő (a továbbiakban: **Kötelezett**) között 2007. május 03. napján HUF 867.000.000 Határidős Hitelkeretre, HUF 105.000.000 ÁFA Hitelkeretre, és HUF 25.000.000 Rulírozó Hitelkeretre vonatkozó – közjegyzői okiratba foglalt – „Hitelkeretszerződés" – alapján fennálló mindösszesen ………………………….. forint összegű követelését (továbbiakban: **Követelés**)

The Assignor assigned his Claim against the **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (seat: 5340 Kunhegyes, Szabadság tér 9-10.; reg. number: 16-09-010276; statistical number: 13821751-3511-113-01; tax number: 13821751-2-16) as debtor (hereinafter referred to as **Debtor**) based on the loan facility agreement (hereinafter referred to as: **Loan facility agreement**) concluded between them on May 3, 2007 in which the Assignor has granted to the Debtor a deadline loan facility in the amount of HUF 867.000.000, a loan facility in the amount of HUF 105.000.000, and a revolving loan in the amount of HUF 25.000.000 (hereinafter referred to as Claim)

Az engedményezett követelés biztosítékául szolgálnak többek között az alábbiak

Security instruments which secure the Claim are the following:

- ingatlan jelzálogjog szerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki ingatlan jelzálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Kenderes külterület 0308/2 helyrajzi számú ingatlanon (a továbbiakban: Ingatlan Jelzálogszerződés);
- ingó jelzálogjog szerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki

- mortgage contract on real property, which grants a blanket type first ranking mortgage to the Assignor on the real property of the Debtor registered at topographical No. 0308/2, phisically located at Kenderes (hereinafter referred to as Mortgage contract on Real property)

- mortgage contract on properties, which grants a blanket type first ranking mortgage to the

ingó jelzálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Projekttel kapcsolatos gépeken és berendezéseken (a továbbiakban: Ingó Jelzálogszerződés);

Assignor on the properties of the Debtor (hereinafter referred to as Mortgage contract on Properties)

- vagyont terhelő zálogszerződés, amelyben a Kötelezett mint hitelfelvevő első ranghelyi keretbiztosítéki vagyont terhelő zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára valamennyi jelenbeli és jövőbeli, ingó jelzálogjoggal nem terhelt eszközén és vagyontárgyán (a továbbiakban: Vagyont Terhelő Jelzálogszerződés);

- floating charge mortgage contract, which grants a blanket type first ranking mortgage to the Assignor on all asstes of the Debtor (hereinafter referred to as Floating charge mortgage contract)

- engedményezési szerződés, amelyben a Kötelezett mint hitelfelvevő és a Fővállalkozó az Engedményezőre mint hitelezőre és mint hedging bankra engedményezi a Projekt Szerződésekből származó követeléseket, bevételeket (ideértve a Biztosításokból származó bevételeket is) és az ÁFA Visszatérítést (a továbbiakban: Engedményezési Szerződés);

- Assignment of all income claims and insurances, and tax refund to the Assignor arising from the Project Contracts concluded by and between the Debtor and General contractor (hereinafter referred to as: Assignment contract)

- jogon és követelésen alapított zálogszerződés, amelyben a Kötelezett mint hitelfelvevő és a Fővállalkozó első rangsorbeli zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára a Projekttel kapcsolatos vagyoni jellegű jogokon (ideértve a Földhasználati Jogot is) és a Projekt Szerződésekből származó követeléseken, bevételeken (ideértve a Biztosításokból származó bevételeket is) és az ÁFA Visszatérítésen (a továbbiakban: Jogon és Követelésen Alapított Zálogszerződés);

- mortgage contract on rights and obligations, executed by the Debtor and General contractor, which grants a blanket type first ranking mortgage to the Assignor on all rights and obligations (including: land use rights) in reliance with the Project, and on all income claims and insurances, and tax refund arising from the Project Contracts (hereinafter referred to as Mortgage contract on Rights and obligations)

- bankszámlákon alapított zálogszerződés, amelyben a Kötelezett mint hitelfelvevő első rangsorbeli zálogjogot alapít az Engedményező mint hitelező és mint hedging bank javára valamennyi Projekt Számlán (a továbbiakban: Bankszámlákon Alapított Zálogszerződés);

- mortgage contract on bank accounts, which grants a blanket type first ranking mortgage to the Assignor on the Project bank accounts (hereinafter referred to as Mortgage contract on bank accounts)

- üzletrészen alapított zálogszerződés, amelyben a Kötelezett tulajdonosai (a továbbiakban: Tulajdonosok) első ranghelyi keretbiztosítéki jelzálogjogot alapítanak a Kötelezett társaságban fennálló – a Kötelezett társaság jegyzett tőkéjének 100%-át megtestesítő – üzletrészeiken (a továbbiakban: Üzletrészek) az Engedményező mint hitelező és mint hedging bank javára (a továbbiakban: Üzletrészen Alapított Zálogszerződés);

- mortgage contract on quotas, executed by the Owners, which grants a blanket type first ranking mortgage to the Assignor on the 100 % quotas of the Owners (hereinafter referred to as: Quotas) in the Debtor company (hereinafter referred to as Mortgage contract on quotas)

- az Üzletrészeken vételi jogot alapító szerződés, amelyben a Tulajdonosok vételi jogot alapítanak az Engedményező mint hitelező és mint hedging bank javára (a továbbiakban: Üzletrészen Vételi Jogot Alapító Szerződés).

- right of purchase, executed by the Owners, which grants right of purchase to the Assignor on the Quotas (hereinafter referred to as: Right of purchase granted on quotas

Az Engedményezési jogviszonyra tekintettel a Követelés és az azt biztosító fenti biztosítékok jogosultja 2012. .... napjával *(az a nap, amelyen*

Under the Assignment contract the Claim has been transferred to the Assignee on …………., 2012, so the entitled is the **Kenderesh**

a Követelés teljes vételára az Engedményező bankszámláján jóváírásra került) az Engedményezési szerződésben foglaltnak megfelelően a **Kenderesh Endeavors Corp** (Engedményes).

Endeavors Corp

Engedményező jelen okirat aláírásával feltétlen és visszavonhatatlan hozzájárulását adja ahhoz, hogy

Upon execution of the present document the Assignor gives his unconditional, and irrevocable consent

a Kenderes külterület 0308/2 helyrajzi számú, kivett üzemi épület és udvar megnevezésű ingatlanon 39789/2/2007.08.17. sz. alatt az Engedményező javára 1.500.000.000,-Ft összeg erejéig bejegyzett keretbiztosítéki jelzálogjog vonatkozásában a jogutódlás ténye az Engedményes javára az ingatlan-nyilvántartásba bejegyzésre kerüljön.

that the blanket type first ranking mortgage for the amount of HUF 1.500.000.000 to the Assignor to be registered on the real property of the Debtor registered at topographical No. 0308/2, phisically located at Kenderes

a Kötelezett teljes vagyonára, ingóságaira a Magyar Országos Közjegyzői Kamaránál vezetett zálogjogi nyilvántartásba az Engedményező javára 1.500.000.000,-Ft összeg erejéig bejegyzett keretbiztosítéki jelzálogjog vonatkozásában a jogutódlás ténye az Engedményes javára a zálogjogi-nyilvántartásba bejegyzésre kerüljön.

that the blanket type first ranking mortgage for the amount of HUF 1.500.000.000 to the Assignor to be registered on the properties, and on all assets of the Debtor

a Kötelezett társaság jegyzett tőkéjének 100%-át megtestesítő üzletrészeken az Engedményező javára 1.500.000.000,-Ft összeg erejéig bejegyzett keretbiztosítéki jelzálogjog vonatkozásában a jogutódlás ténye az Engedményes javára a cégnyilvántartásba bejegyzésre kerüljön.

that the blanket type first ranking mortgage for the amount of HUF 1.500.000.000 to the Assignor to be registered on the Quotas of the Debtor company

Engedményező ezúton meghatalmazza a Dr. Czifra Zsolt Ügyvédi Irodát (1148 Budapest, Kerepesi út 53, eljáró ügyvéd: dr. Czifra Zsolt ügyvéd) a jelen nyilatkozat alapján az illetékes földhivatal, a cégbíróság, valamint a Közjegyzői Kamara előtti eljárásra.

Assignor hereby authorize Dr. Czifra Zsolt Law Office (1148 Budapest, Kerepesi út 52.,., attorney in fact: dr. Czifra Zsolt attorney-at-law) to draft and countersign the present document, and reprsent him before the authorities.

Budapest, 2012. …………………………..

Kereskedelmi és Hitelbank Zrt
Képviseli: ------------- és ---------------
Engedményező

Ellenjegyzem Budapesten 2012. ………………

Dr. Czifra Zsolt
ügyvéd

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 4.sz. melléklete/ Appendix 4 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

Címzett neve: ……………………..
Cím: …………………………

Értesítés engedményezésről / Notice about assignment

Tisztelt Cím!

Alulírott **Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság** (székhely: 1095 Budapest, Lechner Ödön fasor 9.; cégjegyzékszám: 01-10-041043; cégjegyzéket vezető bíróság: Fővárosi Törvényszék Cégbírósága; statisztikai számjele: 10195664-6419-114-01; adószáma: 10195664-4-44; képviseli: ……………………..), értesítem Önt, hogy társaságunk, mint engedményező (továbbiakban: **Engedményező**), valamint a **Kenderesh Endeavors Corp** (székhelye: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; cégjegyzékszáma: BC0936028; képviseli: Robert Abenante) mint engedményes (továbbiakban: **Engedményes**) között 2012. március …. napján követelés engedményezésére és vételi jog gyakorlására vonatkozó szerződés (továbbiakban: **Engedményezési szerződés**) jött létre, amellyel összefüggésben az alábbi nyilatkozatot teszem:

Undersigned **Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság** (seat: 1095 Budapest, Lechner Ödön fasor 9.; reg.number: 01-10-041043; Statistical number: 10195664-6419-114-01; tax no.: 10195664-4-44; repr.by: ……………………..) as the assignor (hereinafter referred to as: **Assignor**) herby make the following statement relating to the assignment contract concluded by and between **Kenderesh Endeavors Corp** (seat: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; reg.no: BC0936028; repr.by: Robert Abenante) as the assignee (hereinafter referred to as: **Assignee**) on March …, 2012:

Az Engedményezési szerződésben Engedményező Engedményesre engedményezte az Engedményező mint hitelező és a **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (székhelye: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-09-010276; cégjegyzéket vezető bíróság: Jász-Nagykun-Szolnok Megyei Törvényszék Cégbírósága; statisztikai számjele: 13821751-3511-113-01; adószáma: 13821751-2-16) mint hitelfelvevő (a továbbiakban: **Kötelezett**) között 2007. május 03. napján HUF 867.000.000 Határidős Hitelkeretre, HUF 105.000.000 ÁFA Hitelkeretre, és HUF 25.000.000 Rulírozó Hitelkeretre vonatkozó – közjegyzői okiratba foglalt – „Hitelkeretszerződés" – alapján fennálló mindösszesen ………………………….. forint összegű követelését (továbbiakban: **Követelés**)

The Assignor assigned his Claim against the **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (seat: 5340 Kunhegyes, Szabadság tér 9-10.; reg. number: 16-09-010276; statistical number: 13821751-3511-113-01; tax number: 13821751-2-16) as debtor (hereinafter referred to as **Debtor**) based on the loan facility agreement (hereinafter referred to as: **Loan facility agreement**) concluded between them on May 3, 2007 in which the Assignor has granted to the Debtor a deadline loan facility in the amount of HUF 867.000.000, a loan facility in the amount of HUF 105.000.000, and a revolving loan in the amount of HUF 25.000.000 (hereinafter referred to as Claim)

Az Engedményezési jogviszonyra tekintettel a Követelés és az azt biztosító fenti biztosítékok jogosultja 2012. .... napjával *(az a nap, amelyen a Követelés teljes vételára az Engedményező*

Under the Assignment contract the Claim has been transferred to the Assignee on …………., 2012, so the entitled is the **Kenderesh Endeavors Corp**

bankszámláján jóváírásra került) az Engedményezési szerződésben foglaltnak megfelelően az **Kenderesh Endeavors Corp** (Engedményes)

Ezúton tájékoztatjuk, hogy Kötelezett fizetéseit jelen értesítés kézhezvételét követően kizárólag az **Kenderesh Endeavors Corp** részére teljesítheti. A Ptk. 328.§ (4). bekezdésére hivatkozással tájékoztatjuk, hogy a jelen értesítés kézhezvételét követően a fenti követeléssel kapcsolatosan joghatályosan csak Engedményes felé történhet teljesítés.

Please be informed that your company after notification is allowed to perform its payment obligation only to the **Kenderesh Endeavors Corp in compliance with section 4 par. 328 of the Hungarian Civil Code**

Budapest, 2012. …………………………..

Kereskedelmi és Hitelbank Zrt
Képviseli: -------------- és -----------------
Engedményező

Melléklet: - jogutódlási nyilatkozat

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 5. sz. melléklete / Appendix 5 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

Feladó / sender: **Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság**

Címzett / Adresse: [TULAJDONOS] (a **Tulajdonos / Owner**)

Dátum: [dátum]

Tisztelt Címzett!

Tárgy: **Vételi Nyilatkozat/Statement to exercise the right of purchase**

Hivatkozunk a Cleanpower Engineering Holding LLC, a Zöldkereszt Bt., az Echo Kft., a ZÖLD-VOLT Kft., a Középtiszai Mg. Zrt. mint tulajdonosok és a Kereskedelmi és Hitelbank Nyrt. mint jogosult között 2007. május 3. napján megkötött üzletrészen vételi jogot alapító szerződésre (a **Biztosítéki Szerződés**) a **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (székhelye: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-09-010276; mint hitelfelvevő (a továbbiakban: **Kötelezett**) üzletrészei vonatkozásában

We hereby refer to the assignment contract concluded by and between Cleanpower Engineering Holding LLC, a Zöldkereszt Bt., az Echo Kft., a ZÖLD-VOLT Kft., a Középtiszai Mg. Zrt as Owners and Kereskedelmi és Hitelbank Nyrt on Maj 3, 2012 regarding to the quotas in the company **Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság** (seat: 5340 Kunhegyes, Szabadság tér 9-10.; reg. number: 16-09-010276; statistical number: 13821751-3511-113-01; tax number: 13821751-2-16) as debtor (hereinafter referred to as **Debtor**)

A jelen Vételi Nyilatkozatban használt nagybetűs fogalmak ellenkező meghatározás hiányában a Biztosítéki Szerződésben foglaltakkal azonos jelentéssel bírnak.

Terms not defined otherwise herein shall have the meanings ascribed to them in the Security Instruments

A Biztosítéki Szerződés 9. (*A Vételi Jog érvényesítése*) fejezetének megfelelően ezúton értesítjük a Tulajdonost, hogy a Tulajdonos Társaságban fennálló Üzletrésze tekintetében a Vételi Jogot gyakorolni kívánjuk, oly módon, hogy arra Társaságunk feltétlenül és visszavonhatatlanul a **Kenderesh Endeavors Corp** (székhelye: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; cégjegyzékszáma: BC0936028; képviseli: Robert Abenante) jogosultat (továbbiakban: **Jogosult**) jelöli ki.

Please be informed that in compliance with point 9 of the Security Instrument we hereby exercise our right to purchase relating to the Quotas in the compnay Kenderes Biogáz Kft by unconditionally, and irrevocably designating **Kenderesh Endeavors Corp** (seat: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; reg.no: BC0936028; repr.by: Robert Abenante, hereinafter referred to as **Entitled**) to the title.

A Vételár megegyezik a Biztosítéki Szerződés 9.3 szakaszában (*A Vételár meghatározása*) meghatározott piaci értékkel. A Biztosítéki Szerződés 9.3 szakaszának c) pontja szerint a

The Purchase price of the Quotas in compliance with point 9.3. of the Security Instrument is the same as the market price thereof. We hereby include our overdue claims to offset the purchase

Biztosított Követelések együttes összegét a Vételárba ezennel beszámítjuk */és a kulonbozetet egy zárolt számlán tartjuk, mindaddig, amíg a Jogosultat az illetékes cégbíróság az Uzletrész tulajdonosaként bejegyezi. A bejegyzést kovetően a kulonbozet a Tulajdonosok által megjelolt számlára átutalásra kerul.*	price in compliance with point c) section 9.3. of the Security Instrument / *and we keep the difference on a restricted bank account until the title of the Entitled be registered into the company registry. After registration the difference shall be transferred to the Owner's bank account.*
A jelen nyilatkozat megtételével Jogosult a Kötelezett társaság jegyzett tőkéjének 100%-át megtestesítő, a Tulajdonosok tulajdonában álló üzletrészeit megszerzi.	Upon execution of this statement the Entitled shall acquire the title on the Quotas in 100%.
A jelen Vételi Nyilatkozatra a magyar jog az irányadó.	In case of discrepancy between the English and the Hungarian language versions, the Hungarian shall prevail.

Budapest, 2012. …………………………..

Tisztelettel:
Kereskedelmi és Hitelbank Zrt
Képviseli: ……………………………..

Kelt:
Kenderesh Endeavors Corp
Képviseli: ……………………………..
Jogosult
Ellenjegyzem Budapesten 2012. ……………

Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp között követelés engedményezésére és vételi jog gyakorlására létrejött szerződés 6. sz. melléklete / Appendix 6 of the assignement contract concluded by and between Kereskedelmi és Hitelbank Zrt. és Kenderesh Endeavors Corp

A megkötendő vételi jogot alapító szerződés lényeges tartalmi elemei

(relevant provisions of the contract granting right to purchase on quotas for the Assignor)

Az opciós jog tárgya:/ subject of the Right to purchase A Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság (székhelye: 5340 Kunhegyes, Szabadság tér 9-10.; cégjegyzékszám: 16-09-010276) 100% arányú üzletrésze / 100% percent of the Qotas of the Kenderes Biogáz Termelő Korlátolt Felelősségű Társaság

Az opció kötelezettje:/obligor: Kenderesh Endeavors Corp (székhelye: 880-885 West Gerorgia Street, Vancouver, BC V6C 3H1 Canada; cégjegyzékszáma: BC0936028)

Az opció jogosultja:/obligee Kereskedelmi és Hitelbank Zártkörűen Működő Részvénytársaság (székhely: 1095 Budapest, Lechner Ödön fasor 9.; cégjegyzékszám: 01-10-041043; cégjegyzéket vezető bíróság: Fővárosi Törvényszék Cégbírósága)

Az opciós jog gyakorlásának feltétele:/ condition of exercising the right Az opció jogosultja abban az esetben gyakorolhatja opciós jogát, ha az opciós jog kötelezettje 2012. június 5. napjáig nem fizeti meg részére a felek között létrejött engedményezési szerződés 4.3. pontjában foglalt 198.000.000,-Ft. összegű vételár-részt./ obligor fails to performe its payment obligation regarding to the 198.000.000 on or before 5 June, 2012

Az opció tárgyának vételára:/Purchase price of the quotas: A vételár megegyezik a felek között létrejött engedményezési szerződés 6.1. pontjában meghatározott értékbecslésben megállapított vételárral. / the market price of the quota estimated in comply with section 6.1.

A vételár megfizetése/payment of the purchase price: Az opció jogosultja beszámítási joggal él/performance by setting off